UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

 ___________

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2018

STERLING CONSOLIDATED CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-183246	45-1840913
(Commission File Number)	(IRS Employer Identification No.)

1105 Green Grove Road, Neptune, NJ	07753
(Address of Principal Executive Offices)	(Zip Code)

732-918-0004

(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2018, Sterling Consolidated Corp. (the “Company”) entered into a Letter of Intent (the “Letter of Intent”) with Access Capital, Inc. (“Access Capital”). Pursuant to the Letter of Intent, Access Capital agreed to provide the Company with asset based financing of up to $2.5 million based on a formulaic review and analysis of the Company’s accounts receivable and inventory. Pursuant to the Letter of Intent, the Company has paid Access Capital a non-refundable due diligence fee of $10,000 and Access Capital has completed an on-site audit of the Company’s assets for the week ended October 12, 2018 as part of the due diligence process thereunder. The Company expects to complete the due diligence process under the Letter of Intent with Access Capital, Inc. and close on the financing thereunder within the next thirty (30) days. However, there can be no assurance that the foregoing can occur as planned. Further, the Letter of Intent is an expression of interest only and does not constitute a binding agreement, and any financing to be provided by Access Capital to the Company under the Letter of Intent will be pursuant to the execution and delivery of a definitive agreement between the Company and Access Capital. The foregoing discussion of the Letter of Intent does not purport to be complete and is qualified in its entirety by reference to such Letter of Intent, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 15, 2018, the Company issued a press release announcing the Letter of Intent. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the websites mentioned in the press release is not a part of this current report on Form 8-K. Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter of Intent with Access Capital, Inc.
99.1	Press Release Dated October 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSOLIDATED CORP.

Dated: October 18, 2018	/s/ Scott Chichester
Scott Chichester
Chief Financial Officer